                                                                   EXHIBIT 10.1


                   8% CONVERTIBLE SUBORDINATED NOTES DUE 2003

                         REGISTRATION RIGHTS AGREEMENT

                          Dated as of August 28, 1996

                                  by and among

                                 METRICOM, INC.
                                as the Company,


                                      and


                                FURMAN SELZ LLC


                                      and


                   FESHBACH BROTHERS INVESTOR SERVICES INC.,

                              as Placement Agents

                         REGISTRATION RIGHTS AGREEMENT



         This Registration Rights Agreement is made and entered into as of August 28, 1996, by and among Metricom, Inc., a Delaware corporation (the "Company") and Furman Selz LLC and Feshbach Brothers Investor Services Inc. (the "Placement Agents") for the benefit of the Holders (as herein defined) of 8% Convertible Subordinated Notes due 2003 (the "Notes") of the Company pursuant to the Placement Agreement (as such term is defined below).

         This Agreement is made pursuant to the Engagement Letter Agreement, dated August 12, 1996, between the Company and the Placement Agents and the Placement Agreement, dated August 20, 1996, between the Company and the Placement Agents (the "Placement Agreement"). In order to induce the initial purchasers of the Notes listed in Schedule I hereto (the "Initial Purchasers") to enter into Subscription Agreements, the Company has agreed to provide the registration rights provided for in this Agreement to the Initial Purchasers and their respective direct and indirect transferees (i) for the benefit of the Initial Purchasers, (ii) for the benefit of the holders from time to time of the Notes (including the Initial Purchasers) and the holders from time to time of the Common Stock issuable or issued upon conversion of the Notes and (iii) for the benefit of the securities constituting the Transfer Restricted Securities (as such term is defined below). The execution of this Agreement is a condition to the closing of the transactions contemplated by the Placement Agreement.

         The parties hereby agree as follows:

         1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

                 Advice: As defined in the last paragraph of Section 2(d) hereof.

                 Affiliate: An affiliate of any specified person shall mean any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

                 Agreement: This Registration Rights Agreement, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof.

                 Business Day: Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

                 Closing Date:  August 28, 1996.

                 Common Stock: Common Stock, $.001 par value per share, of the Company and any other shares of common stock as may constitute "Common Stock" for purposes of the Indenture, in each case, as issuable or issued upon conversion of the Notes.

                 Company: Metricom, Inc., a Delaware corporation, and any successor corporation thereto.

                 controlling person:  As defined in Section 6(a) hereof.

                 Damages Payment Date: Each of the semi-annual interest payment dates provided in the Indenture.

                 Effectiveness Period:  As defined in Section 2(a) hereof.

                 Effectiveness Target Date: The 120th day following the Closing Date.

                 Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

                 Filing Date:  The 90th day after the Closing Date.

                 Holder: Each registered holder of any Transfer Restricted Securities.

                 Indemnified Person:  As defined in Section 6(a) hereof.

                 Indenture: The Indenture, dated the date hereof, between the Company and the Trustee thereunder, pursuant to which the Notes are being issued, as amended, modified or supplemented from time to time in accordance with the terms thereof.

                 Initial Purchasers:  As defined in the first paragraph hereof.

                 Liquidated Damages:  As defined in Section 3(a) hereof.

                 Notes: Up to $45,000,000 aggregate principal amount of 8% Convertible Subordinated Notes due 2003 of the Company being issued pursuant to the Indenture.

                 Placement Agreement: As defined in the second paragraph hereof.

                 Proceeding: An action, claim, suit or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                 Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Transfer Restricted Securities covered by such Registration Statement, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all materials incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

                 Record Holder: (i) With respect to any Damages Payment Date relating to any Note as to which any such Liquidated Damages have accrued, the registered Holder of such Note on the record date with respect to the interest payment date under the Indenture on which such Damages Payment Date shall occur and





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(ii) with respect to any Damages Payment Date relating to any shares of Common
Stock as to which any such Liquidated Damages have accrued, the registered holder of such shares of Common Stock 15 days prior to the next succeeding Damages Payment Date.

                 Registration Default:  As defined in Section 3(a) hereof.

                 Registration Statement: Any registration statement of the Company that covers any of the Notes pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post- effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

                 Rule 144: Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

                 Rule 144A: Rule 144A promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

                 Rule 158: Rule 158 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

                 Rule 174: Rule 174 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

                 Rule 415: Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

                 Rule 424: Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

                 SEC:  The Securities and Exchange Commission.

                 Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

                 Shelf Registration Statement:  As defined in Section 2 hereof.

                 Special Counsel: Any special counsel to the holders of Transfer Restricted Securities, for which holders of Transfer Restricted Securities will be reimbursed pursuant to Section 5 hereof.





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
                 TIA: The Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated by the SEC thereunder.

                 Transfer Restricted Securities: The Notes and the shares of Common Stock into which the Notes are converted or convertible (including any shares of Common Stock issued or issuable thereon upon any stock split, stock combinations, stock dividend or the like), upon original issuance thereof, and at all times subsequent thereto, and associated related rights, if any, until, in the case of any such Note or share (and associated rights, if any) (i) the date on which it has been registered effectively pursuant to the Securities Act and disposed of in accordance with the Registration Statement relating to it,
(ii) the date on which either such Note or the shares of Common Stock issued upon conversion of such Note are distributed to the public pursuant to Rule 144 (or any similar provisions then in effect) or are saleable pursuant to paragraph (k) of Rule 144 promulgated by the SEC pursuant to the Securities Act (or any similar provisions then in force) or are otherwise freely transferable under the Securities Act or (iii) the date on which it ceases to be outstanding, whichever date is earliest; provided that for purposes of the provisions hereof requiring the Company to register the resale of Transfer Restricted Securities and related obligations, Common Stock issuable upon conversion of outstanding Notes constituting Transfer Restricted Securities shall be treated as outstanding (other than for purposes of Liquidated Damages and approval, amendment and waiver provisions).

                 Trustee:  The Trustee under the Indenture.

                 Underwritten registration or underwritten offering: A registration in connection with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective Registration Statement.

                 References herein to the term "Holders of a majority in aggregate principal amount of Transfer Restricted Securities" or words to a similar effect shall mean, with respect to any request, notice, demand, objection or other action by the Holders hereunder or pursuant hereto (each, an "Act"), Holders of a number of shares of then outstanding Common Stock constituting Transfer Restricted Securities and an aggregate principal amount of then outstanding Notes constituting Transfer Restricted Securities, such that the sum of such shares of Common Stock and the shares of Common Stock issuable upon conversion of such Notes constitute in excess of 50% of the sum of all of the then outstanding shares of Common Stock constituting Transfer Restricted Securities and the number of shares of Common Stock issuable upon conversion of the then outstanding Notes constituting Transfer Restricted Securities. For purposes of the immediately preceding sentence, any Holder may elect to take any Act with respect to all or any portion of Transfer Restricted Securities held by it and only the portion as to which such Act is taken shall be included in the numerator of the fraction described in the preceding sentence.

         2.      Shelf Registration Statement

                 (a) The Company agrees to file with the SEC as promptly as practicable after the Closing Date, but in no event later than the Filing Date, a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Transfer Restricted Securities (the "Shelf Registration Statement"). The Shelf Registration Statement shall be on Form S-3 under the Securities Act or another appropriate form permitting registration of such Transfer Restricted Securities for resale by the Holders in the manner or manners reasonably designated by them (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than





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
the Transfer Restricted Securities to be included in the Shelf Registration Statement. The Company shall use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective pursuant to the Securities Act as promptly as practicable following the filing thereof, but in no event later than the Effectiveness Target Date, and to keep the Shelf Registration Statement continuously effective under the Securities Act for 36 months after the date on which the last of the Notes is sold (including those sold, if any, by the Company in closings after the date of the first closing) to the Initial Purchasers, or such shorter period ending when there cease to be outstanding any Transfer Restricted Securities (subject to extension pursuant to Section 2(b) hereof) (the "Effectiveness Period").

                 (b) Supplements and Amendments. The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective by supplementing and amending the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration Statement, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities or by any underwriter of such Transfer Restricted Securities; provided that the Effectiveness Period shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174.

                 (c) Selling Securityholder Information. The Company may require each Holder of Transfer Restricted Securities as to which any registration is being effected to furnish to the Company, within 10 Business Days after written request therefor has been made by the Company, such information regarding the distribution of such Transfer Restricted Securities as is required by any applicable provision of the Securities Act (or the rules thereunder) to be disclosed in the applicable Registration Statement (the "Requisite Information").

                 The Company shall provide to each Holder who sends a notice to the Company with the Requisite Information with respect to such Holder, and shall also provide to the Special Counsel, in both cases within five Business Days of the Holder's notice, a copy of a Prospectus supplement pursuant to Rule 424 to amend or supplement such Registration Statement to include in the Registration Statement the Requisite Information as to such Holder (and the Transfer Restricted Securities held by such Holder) in order to permit such Holder to comply with the Prospectus delivery requirements of the Securities Act in a timely manner with respect to any proposed disposition of such Holder's Transfer Restricted Securities. In addition, the Company shall file with the SEC, within the time period prescribed by Rule 424, a copy of such Prospectus as so amended or supplemented containing the Requisite Information.

                          If any such Registration Statement refers to any
Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.





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                          No Holder shall be entitled to use the Prospectus
unless and until such Holder shall have furnished the information required by this Section 2(c) in accordance with the first paragraph hereof.

                 (d) Certain Notices; Suspension of Sales. Each Holder of Transfer Restricted Securities agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(ii), 4(c)(iii), 4(c)(v) or 4(c)(vi) hereof or notice from the Company that, in the judgment of the Company's Board of Directors, Chief Executive Officer or Chief Financial Officer, it is advisable, due to pending (but as yet undisclosed) material corporate developments of a nature that would be required by the Securities Act to be disclosed in a prospectus thereunder (including the Prospectus), to suspend use of the Prospectus for a short period of time, such Holder will forthwith discontinue disposition of such Transfer Restricted Securities covered by such Registration Statement or Prospectus (other than in transactions exempt from the registration requirements under the Securities
Act) until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(i) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

         3.      Liquidated Damages

                 (a) The Company and the Placement Agents agree that the Holders of Transfer Restricted Securities will suffer damages if the Company fails to fulfill its obligations pursuant to Section 2 hereof and that it would not be possible to ascertain the extent of such damages. Accordingly, the Company hereby agrees to pay liquidated damages ("Liquidated Damages") to each Holder of Transfer Restricted Securities under the circumstances and to the extent set forth below:

                         (i) if the Shelf Registration Statement has not been filed with the SEC on or prior to the Filing Date; or

                        (ii) if the Shelf Registration Statement is not declared effective by the SEC on or prior to the Effectiveness Target Date; or

                       (iii) if the Shelf Registration Statement has been declared effective by the SEC and such Shelf Registration Statement ceases to be effective or usable at any time during the Effectiveness Period (without being succeeded on the same day immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective) for a period of time which shall exceed 90 days in the aggregate per year;

(any of the foregoing, a "Registration Default"). In the event of any such Registration Default, the Company shall pay Liquidated Damages to each Holder of Transfer Restricted Securities during the first 90-day period immediately following the occurrence of such Registration Default in an amount equal to $.05 per week per $1,000 principal amount of Notes and, if applicable, $.01 per week per share (subject to adjustment in the event of stock splits, stock recombinations, stock dividends and the like) of Common Stock constituting Transfer Restricted Securities held by such holder for each week or portion thereof that the Registration Default continues. The amount of such Liquidated Damages will increase by an





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
additional $.05 per week per $1,000 principal amount of Notes and $.01 per week per share (subject to adjustment as set forth above) of Common Stock constituting Transfer Restricted Securities for each subsequent 90-day period until all Registration Defaults have been cured; provided, however, that Liquidated Damages shall not at any time exceed $.25 per week per $1,000 principal amount of Notes and $.05 per week per share (subject to adjustment as set forth above) of Common Stock constituting Transfer Restricted Securities. Following the cure of all Registration Defaults relating to any Transfer Restricted Securities, the accrual of Liquidated Damages with respect to such Transfer Restricted Securities will cease (without in any way limiting the effect of any subsequent Registration Default). A Registration Default under clause (i) above shall be cured on the date that the Shelf Registration Statement is filed with the SEC; a Registration Default under clause (ii) above shall be cured on the date that the Shelf Registration Statement is declared effective by the SEC; and a Registration Default under clause (iii) above shall be cured on the date the Shelf Registration Statement is declared effective or usable.

                 (b) The Company shall notify the Trustee within one Business Day after each and every date (i) on which a Registration Default occurs and (ii) when all Registration Defaults have been cured. Liquidated Damages shall be paid by or on behalf of the Company to the Record Holders on each Damages Payment Date by wire transfer of immediately available funds to the accounts specified by them or by mailing checks for immediately available funds to their registered addresses as they appear in the Note register (as defined in the Indenture), in the case of the Notes, and in the register of the Company for the Common Stock, in the case of the Common Stock, if no such accounts have been specified on or before the Damage Payment Date; provided, however, that any Liquidated Damages accrued with respect to any Note or portion thereof called for redemption on a redemption date, repurchased in connection with a Change of Control (as defined in the Indenture) on a repurchase date, or converted into Common Stock on a conversion date prior to the record date for the next succeeding Damages Payment Date, shall, in any such event, be paid instead to the holder who submitted such Note or portion thereof for redemption, repurchase or conversion on the applicable redemption date, repurchase date or conversion date, as the case may be, on such date (promptly following the conversion date, in the case of conversion of a Note). Each obligation to pay Liquidated Damages shall be deemed to commence accruing on the date of the applicable Registration Default and to cease accruing when all Registration Defaults have been cured. In no event shall the Company be required to pay Liquidated Damages in excess of the applicable maximum weekly amount set forth above, regardless of whether one or multiple Registration Defaults exist.

                 (c)      All of the Company's obligations set forth in this
Section 3 that are outstanding with respect to any Transfer Restricted Securities at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security have been satisfied in full.

                 (d) Any payments due and payable pursuant to this Section 3 shall be subject to the provisions of Article IV of the Indenture as if such payments were additional interest on the Notes.

                 (e) Liquidated Damages that are payable hereunder shall either be paid directly by the Company, if with respect to Holders of Common Stock, or indirectly through the Trustee, if with respect to a Holder of Notes; provided, however, that any amounts payable hereunder that are not paid by the Trustee for any reason shall be payable by the Company and shall remain a liability of the Company until paid.





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         4.      Registration Procedures.  In connection with the Company's registration obligations hereunder, the Company shall use its best efforts to effect such registrations on the appropriate form available for the sale of the Transfer Restricted Securities to permit the sale of Transfer Restricted Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

                 (a) No fewer than five Business Days prior to the initial filing of a Registration Statement or Prospectus and no fewer than two Business Days prior to the filing of any amendment or supplement thereto (but, with respect to any document that would be incorporated or deemed to be incorporated therein by reference, substantially concurrently with, but not prior to, filing thereof), furnish to the Holders, their Special Counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents (including, but not prior to filing, those incorporated or deemed to be incorporated by reference) will be subject to the review of the Holders, their Special Counsel and such underwriters, if any, and cause the officers and directors of the Company, counsel to the Company and independent certified public accountants to the Company to respond to such inquiries as shall be necessary in connection with such Registration Statement, in the opinion of respective counsel to the Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act; provided that any supplement or amendment to the Registration Statement or Prospectus filed pursuant to the second paragraph of Section 2(c) hereof need only be furnished in accordance with time periods set forth in such paragraph; provided, further, however, that the Company shall not be deemed to have kept a Registration Statement effective during the applicable period if it voluntarily takes or fails to take any action that results in selling Holders covered thereby not being able to sell such Transfer Restricted Securities pursuant to Federal securities laws during that period. The Company shall not file any such Registration Statement or related Prospectus or any amendments or supplements thereto to which the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities, their Special Counsel, or the managing underwriters, if any, shall reasonably object on a timely basis;

                 (b) Prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period set forth in Section 2(a) hereof; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented (including, without limitation, the filing of any Prospectus supplement pursuant to Rule 424 in order to add or change any selling security holder information (including any such supplements or amendments pursuant to Section 2(c) hereof, provided such Holder to which such change applies complies with the information requirements of the first or second paragraph of Section 2(c) hereof));

                 (c) Notify the Holders to be sold or their Special Counsel and the managing underwriters, if any, promptly (and in the case of an event specified by clause (i)(A) of this paragraph in no event fewer than two Business Days prior to such filing), and (if requested by any such person), confirm such notice in writing, (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment is proposed to be filed, and, (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request of the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or





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
for additional information related thereto, (iii) of the issuance by the SEC, any state securities commission, any other governmental agency or any court of any stop order, order or injunction suspending or enjoining the use or the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time any of the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 4(m) hereof cease to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Transfer Restricted Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vi) of the existence of any fact and the happening of any event that makes any statement of material fact made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect, or that requires the making of any changes in such Registration Statement, Prospectus or document so that in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and that, in the case of the Prospectus, such Prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that in the event of the existence of a fact or occurrence of an event pursuant to this clause (vi) with respect to which the Company determines it is necessary to suspend sales pursuant to Section 2(d) hereof, the Company must notify the Holders of the suspension but need not disclose the specific fact or event prompting such suspension;

                 (d) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of any order enjoining or suspending the use or effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Transfer Restricted Securities for sale in any jurisdiction, at the earliest practicable moment;

                 (e) If requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold in connection with such offering, (i) promptly incorporate in a Prospectus supplement or post- effective amendment such information as the managing underwriters, if any, and such Holders agree should be included therein pursuant to applicable law, and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 4(e) that would, in the opinion of counsel for the Company, violate applicable law or to include information to which the Company reasonably objects;

                 (f) Furnish to each Holder, their Special Counsel and each managing underwriter, if any, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits, unless requested in writing by such Holder, counsel or managing underwriter);

                 (g) Deliver to each Holder, their Special Counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such persons reasonably request; and the Company hereby consents





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
to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and the underwriters, if any, in connection with the offering and sale of the Transfer Restricted Securities covered by such Prospectus and any amendment or supplement thereto, provided that no Holder shall be entitled to use the Prospectus unless and until such Holder shall have furnished to the Company any required information pursuant to the first or second paragraph of Section 2(c) hereof;

                 (h) Prior to any public offering of Transfer Restricted Securities, use its reasonable best efforts to register or qualify, or cooperate with the Holders of Transfer Restricted Securities to be sold or tendered for, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of, such Transfer Restricted Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder or underwriter reasonably requests in writing, keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not then so qualified or take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject;

                 (i) In connection with any sale or transfer of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the Holders and the managing underwriters, if any, to (A) facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold, which certificates shall not bear any restrictive legends, shall bear a CUSIP number different from the CUSIP number or numbers for the Transfer Restricted Securities and shall be in a form eligible for deposit with The Depository Trust Company and (B) enable such Transfer Restricted Securities to be in such denominations and registered in such names as the managing underwriters, if any, or Holders may request at least two Business Days prior to any sale of Transfer Restricted Securities;

                 (j) Use its reasonable best efforts to cause the offering of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required as a consequence of the nature of such selling Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Transfer Restricted Securities; provided, however, that the Company shall not be required to register the Transfer Restricted Securities in any jurisdiction that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject or to require the Company to qualify to do business in any jurisdiction where it is not then so qualified;

                 (k) Subject to Section 2(d), upon the occurrence of any event contemplated by Section 4(c)(vi) hereof, as promptly as practicable, prepare a supplement or amendment, including, if appropriate, a post-effective amendment, to each Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                 (l) Prior to the effective date of the first Registration Statement relating to the Transfer Restricted Securities, to provide a CUSIP number for the Transfer Restricted Securities to be sold pursuant to the Registration Statement;

                 (m) Enter into such agreements (including an underwriting agreement in form, scope and substance that is customary in underwritten offerings) and take all such other reasonable actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold) in order to expedite or facilitate the disposition of such Transfer Restricted Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the Holders of such Transfer Restricted Securities and the underwriters, if any, with respect to the business of the Company and its subsidiaries (including with respect to businesses or assets acquired or to be acquired by any of them), and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and Special Counsel to the Holders of the Transfer Restricted Securities being sold (provided that such counsel may be any of the counsel identified in Section 9(f)(iii) hereof)), addressed to each selling Holder of Transfer Restricted Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Special Counsel and underwriters; (iii) use its reasonable efforts to obtain customary "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each of the representatives of the underwriters, if any, and permitting reliance on such letter by all underwriters and all selling Holders, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders of Transfer Restricted Securities and the underwriters, if any, than those set forth in
Section 6 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of the Transfer Restricted Securities covered by such Registration Statement and the managing underwriters); and (v) deliver such documents and certificates as may be reasonably requested by the Holders of majority in aggregate principal amount of the Transfer Restricted Securities being sold, their Special Counsel or the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) of this Section 4(m) and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

                 (n) Make available for inspection by a representative of the Holders of Transfer Restricted Securities being sold, any underwriter participating in any such disposition of Transfer Restricted Securities, if any, and any attorney, consultant or accountant retained by such selling Holders or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries as they may reasonably request (including with respect to business and assets acquired or to be acquired to the extent that such information is available to the Company), and cause the officers, directors, agents and employees of the Company and its subsidiaries (including with respect to business assets acquired or to be acquired to the extent that such information is available to the Company) to supply all information in each case reasonably requested by any such representative, underwriter, attorney, consultant or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness, provided, however, that such persons shall first agree in writing with the Company that any information that is reasonably designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to Federal securities laws in connection with the filing of any Registration Statement or the use of any prospectus referred to in this Agreement), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person or (iv) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement.

                 (o) Cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement relating to the Transfer Restricted Securities; and in connection therewith, cooperate with the Trustee under the Indenture and the Holders to effect such changes to the Indenture, if any, as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use all reasonable best efforts to cause such trustee to execute, all customary documents as may be required to effect such changes, and all other forms and documents (including the Form T-1) required to be filed with the SEC to enable the Indenture to be so qualified under the TIA in a timely manner.

                 (p) Comply with applicable rules and regulations of the SEC and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act), no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm commitment or reasonable efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter after the effective date of a Registration Statement, which statement shall cover said period, consistent with the requirements of Rule 158; and

                 (q) (i) list all Common Stock covered by such Registration Statement on any securities exchange on which the Common Stock is then listed or (ii) authorize for quotation on the National Association of Securities Dealers Automated Quotation System ("Nasdaq") or the National Market System of Nasdaq all Common Stock covered by such Registration Statement if the Common Stock is then so authorized for quotation.

         5.      Registration Expenses

                 (a) All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by it whether or not any Registration Statement is filed or becomes effective and whether or not any securities are issued or sold pursuant to any Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (B) in compliance with securities or Blue Sky laws (including, without limitation and in addition to that provided for in (b) below, fees and disbursements of counsel for the underwriters or Special Counsel for the Holders in connection with Blue Sky qualifications of the Transfer Restricted Securities and determination of the eligibility of the Transfer Restricted Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or Holders of a majority in aggregate principal amount of Transfer Restricted Securities, may designate)),
(ii) printing expenses (including, without limitation, expenses of printing certificates for Transfer Restricted Securities to be sold through the Registration Statement and of printing Prospectuses if the printing of Prospectuses is reasonably required by the managing underwriters, if any, or by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in or tendered for in connection with any Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and Special Counsel for the Holders in accordance with the provisions of Section 5(b) hereof, (v) fees and disbursements of all independent certified public accountants referred to in
Section 4(m)(iii) (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance),
(vi) Securities Act liability insurance, if the Company so desires such insurance, and (vii) fees and expenses of all other persons retained by the Company. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of an annual audit, and the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange. Notwithstanding the foregoing or anything in this Agreement to the contrary, each Holder shall pay all underwriting discounts and commissions of any underwriters with respect to any Transfer Restricted Securities sold by it.

                 (b) In connection with any registration hereunder, the Company shall reimburse the Holders of the Transfer Restricted Securities being registered or tendered for in such registration for the reasonable fees and disbursements of not more than one firm of attorneys representing the selling Holders, which firm shall be chosen by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities. Wilson Sonsini Goodrich & Rosati, P.C., shall be Special Counsel for all purposes hereof unless and until another Special Counsel shall have been selected by a majority in aggregate principal amount of the Transfer Restricted Securities and notice thereof shall have been given to the Company.

         6.      Indemnification

                 (a) The Company agrees to indemnify and hold harmless (i) each of the Placement Agents, (ii) each of the Initial Purchasers, (iii) each Holder of Transfer Restricted Securities, (iv) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any of the foregoing (any of the persons referred to in this clause (iv) being hereinafter referred to as a "controlling person"), and
(v) the respective officers, directors, partners, employees, representatives and agents of the Initial Purchasers, each Holder of Transfer Restricted Securities, or any controlling person (any person referred to in clause (i), (ii), (iii), (iv) or (v) may hereinafter be referred to as an "Indemnified Person"), from and against any and all losses, claims, damages, liabilities, expenses and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities, expenses or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Indemnified Person furnished in writing to the Company by or on behalf of such Indemnified Person expressly for use therein; provided that the foregoing indemnity with respect to any preliminary Prospectus (or Prospectus) shall not inure to the benefit of any Indemnified Person from whom the person asserting such losses, claims, damages, liabilities, expenses and judgments (the "Damaged Purchaser") purchased securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary Prospectus (or Prospectus) is eliminated or remedied in the Prospectus (or a subsequently dated amended or supplemented Prospectus), in either case that has been delivered to the Indemnified Person prior to the time that such Prospectus (or amended or supplemented Prospectus) is required to be delivered to such Damaged Purchaser, and a copy of the Prospectus (or amended or supplemented Prospectus) shall not have been furnished to the Damaged Purchaser in a timely manner due to the wrongful action or wrongful inaction of such Indemnified Person, whether as a result of negligence or otherwise.

                 (b) In case any action shall be brought against any Indemnified Person, based upon any Registration Statement or any such Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person and payment of all reasonable fees and expenses. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel or (iii) such Indemnified Person or Persons shall have been advised in writing by counsel that there may be a conflict between the positions of the indemnifying party or parties and of the Indemnified Person in conducting the defense of such action or proceeding or that there may be legal defenses available to such Indemnified Person or Persons different from or in addition to those available to the indemnifying party or parties (in which case the Company shall not have the right to assume the defense of such action on behalf of such Indemnified Person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Persons, which firm shall be designated in writing by such Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred). The Company shall not be liable for any settlement of any such action effected without its written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Indemnified Person from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

                 (c) In connection with any Registration Statement in which the Holder of Transfer Restricted Securities is participating, such Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless (i) the Company, (ii) each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act (any of the persons referred to in this clause
(ii) being hereinafter referred to as a "Company controlling person"), and
(iii) the respective officers, directors, partners, employees, representative and agents of the Company or any Company controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as a "Company Indemnified Person"), to the same extent as the foregoing indemnity from the Company to each Indemnified Person but only with reference to information relating to such Indemnified Person furnished in writing by or on behalf of such Indemnified Person expressly for use in such Registration Statement. In case any action shall be brought against a Company Indemnified Person based on such Registration Statement and in respect of which indemnity may be sought against any Indemnified Person, the Indemnified Person shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, such Indemnified Person shall not be required to do so, but may employ separate counsel therein and participate in defense thereof but the fees and expenses of such counsel shall be at the expense of such Indemnified Person), and the Company Indemnified Person shall have the rights and duties given to the Indemnified Person by Section 6(b) hereof.

                 (d) If the indemnification provided for in this Section 6 is unavailable to any party entitled to indemnification pursuant to Section 6(a) or 6(c) hereof in respect of any losses, claims, damages, liabilities, expenses or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, expenses and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company Indemnified Persons, on the one hand, and each Indemnified Person, on the other hand, from the offering of the Transfer Restricted Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company Indemnified Persons and each such Indemnified Person in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities, expenses or judgments, as well as any other relevant equitable considerations. The relative fault of the Company Indemnified Persons and each such Indemnified Person shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company Indemnified Persons or such Indemnified Person and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Placement Agents agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if the Indemnified Person or Company Indemnified Person were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, expenses or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, no Indemnified Person shall be required to contribute any amount in excess of the amount by which the total net profit received by it in connection with the sale of the Transfer Restricted Securities pursuant to this Agreement exceeds the amount of any damages that such Indemnified Person has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Indemnified Persons' obligations to contribute pursuant to this Section 6(d) are several in proportion to the respective amount of Transfer Restricted Securities included in and sold pursuant to any such Registration Statement by each Indemnified Person and not joint.

         7.      Rules 144 and 144A

                 The Company shall use all reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time it is not required to file such reports, it will, upon the request of any Holder, make available other information as required by, and so long as necessary to permit sales of its Transfer Restricted Securities pursuant to, Rule 144 and Rule 144A . Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

         8.      Underwritten Registrations

                 If any of the Transfer Restricted Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering, subject to the consent of the Company (which will not be unreasonably withheld or delayed).

                 No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         9.      Miscellaneous

                 (a) Remedies. In the event of a breach by the Company, or by a Holder of Transfer Restricted Securities, of any of their obligations under this Agreement, each Holder of Transfer Restricted Securities or the Company, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder of Transfer Restricted Securities agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, they shall waive the defense that a remedy at law would be adequate.

                 (b) No Inconsistent Agreements. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders of Transfer Restricted Securities in this Agreement or otherwise conflicts with the provisions hereof. Except for such rights as have been waived in writing, the Company is not currently a party to any agreement granting any registration rights, with respect to any of its securities to any person, that conflict with the

Company's obligations hereunder or give any other party the right to include any securities in any Registration Statement filed pursuant hereto. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities, the Company shall not grant to any person the right to request it to register any of its securities under the Securities Act unless the rights so granted are subject in all respect to the prior rights of the holders of Transfer Restricted Securities set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement.

                 (c) No Adverse Action Affecting the Transfer Restricted Securities. The Company will not take any action with respect to the Transfer Restricted Securities that would adversely affect the ability of any of the Holders of Transfer Restricted Securities to include such Transfer Restricted Securities in a registration undertaken pursuant to this Agreement.

                 (d) No Piggyback on Registrations. The Company shall not grant to any of its security holders (other than the Holders of Transfer Restricted Securities in such capacity) the right to include any of its securities in any Shelf Registration Statement other than Transfer Restricted Securities.

                 (e) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof, may not be given, without the written consent of the Holders of a majority of the then outstanding Transfer Restricted Securities on a fully converted basis; provided, however, that, for the purposes of this Agreement, Transfer Restricted Securities that are owned. directly or indirectly, by either the Company or an Affiliate of the Company are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Transfer Restricted Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Transfer Restricted Securities may be given by Holders of a majority of the Transfer Restricted Securities (on a fully converted basis) being sold by such Holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

                 (f) Notices. All notices and other communications provided for herein shall be made in writing by hand-delivery, next day air courier, certified first-class mail, return receipt requested or telecopy:

                          (i) if to a Holder of Transfer Restricted Securities, to the address of such Holder as it appears in the Note or Common Stock register of the Company, as applicable; and

                          (ii)    if to the Company, to:

                                  Metricom, Inc.
                                  980 University Avenue
                                  Los Gatos, CA 95030
                                  Attention:  Chief Financial Officer
                                  Telecopy No.:  (408) 354-1024

                                  with a copy to:

                                  Cooley Godward Castro Huddleson & Tatum
                                  One Maritime Plaza, 20th Floor
                                  San Francisco, CA 94111
                                  Attention:  Kenneth L. Guernsey, Esq.
                                  Telecopy No.:  (415) 951-3699


                          (iii)   if to the Special Counsel, to:

                                  Wilson, Sonsini, Goodrich & Rosati, P.C.
                                  650 Page Mill Road
                                  Palo Alto, California 94304-1050
                                  Attention:  Ann Yvonne Walker, Esq.
                                  Telecopy No.: (415) 493-6811

                                  or such other Special Counsel at such other address and telecopy number as a majority in aggregate principal amount of the Transfer Restricted Securities shall have given notice to the Company as contemplated by Section 5(b) hereof.

         Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one Business Day after being timely delivered to a next-day air courier; five Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

                 (g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon each existing and future Holder of Transfer Restricted Securities for so long as any such person holds Transfer Restricted Securities. This Agreement shall be binding upon any successor to the Company, whether by operation of law or otherwise; provided, however, that the Company may not assign its rights or obligations hereunder without the prior written consent of each Holder of Transfer Restricted Securities.

                 (h) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

                 (i)      Governing Law; Submission to Jurisdiction

                          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                 (j) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                 (k) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. All references made in this Agreement to "Section" and "paragraph" refer to such Section or paragraph of this Agreement, unless expressly stated otherwise.

                 (l) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover its reasonable attorneys' fees in addition to any other available remedy.

                 (m) Third Party Beneficiaries. The Company and the Placement Agents understand and agree that the Holders (including the Initial Purchasers) (i) are third party beneficiaries of this Agreement and (ii) have full rights and standing to sue to enforce the provisions of this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

                                       METRICOM, INC.


                                       By:
                                          -------------------------------
                                             Name:
                                             Title:




The foregoing Registration Rights
Agreement is hereby confirmed and
agreed to as of the date first above
written:

Placement Agents:

FURMAN SELZ LLC


By:
   -------------------------------
         Name:
         Title:


FESHBACH BROTHERS INVESTOR
SERVICES INC.


By:
   -------------------------------
         Name:
         Title:

                                   SCHEDULE 1

                                       TO

                         REGISTRATION RIGHTS AGREEMENT



Name and Address of Initial Purchaser        Principal Amount of Notes Purchased